1 John L. Higgins President and Chief Executive Officer Martin Meglasson Vice President of Discovery Research 11th Annual BIO CEO & Investor Conference Exhibit 99.1

Safe Harbor Statement
During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.  We wish to caution you that these statements are only predictions and that actual events or results may differ materially.  The forward-looking statements made in the presentation are subject to several risk factors, including, but not limited to, the reliance on collaborative partners for milestone and royalty payments, regulatory hurdles facing product candidates, uncertain product development costs, disputes regarding ownership of intellectual property, and the commercial success of approved products.  Additional risks may apply to forward-
looking statements made in this presentation.  We refer you to our press releases and to the documents that the company files from time to time with the Securities and Exchange
Commission, specifically the company’s last Form 10-K and Forms 10-Q filed.  These documents contain and identify important risk factors that could cause actual results to differ materially from our projections or forward-looking statements.  This presentation reflects
Ligand’s judgment as of February 9, 2009 and Ligand disclaims any intent or obligation to update any forward-looking statements beyond this date. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Ligand Company Overview
• Company with strong fundamentals
Diverse royalty partnerships with promising potential revenue and profits
Robust product pipeline
Cost-efficient R&D business with spending discipline
• Leverages highly successful drug discovery capabilities
Focus on early stage drug discovery and development
Partner pipeline assets at earliest value inflection point
• Leadership focused on shareholders, market credibility and solid foundation
• Commitment to driving shareholder value and to transparency on the business with goal to drive strong cash flow and earnings

Ligand – Recent events
• PROMACTA® approved for chronic ITP
• FABLYN® received Complete Response letter in the US, Positive EU advisory panel recommendation
• Signed license agreement with GSK for Ligand's TPO program for
$158 million in potential payments plus 16% royalty on any future sales
• Closed acquisition of Pharmacopeia
• Obtained positive Phase IIb data for DARA; evaluating partnerability for the program
• Entered drug screening collaboration with Trevena with potential for $6 to $8 million in revenue
• Earned $1 million milestone payment for Schering Plough for
Alzheimer's program in 1Q09

Why Own Ligand?
Great assets
- Two royalty streams, with one being PROMACTA approved 4Q08
- Nine pharma deals, over 20 molecules in development with over a half billion dollars of potential milestones
- Powerful and proven drug discovery engine
Great track record
- Clear communication and transparency with investors
- Prolific drug discovery engine has produced multitudes of drug candidates
- Objectives communicated and major goals achieved
Strong management
- Staunch spending discipline
- Clarity on how to drive a business forward in this market environment
- Board’s decision-making focused on value creating opportunities

Significant Value in Royalty Partnerships
• Numerous deals with nine pharmaceutical companies
• Over 15 programs in various stages of research and development in partnership portfolio
• More than 20 different therapeutic indications being pursued including the largest untapped markets
Muscle wasting, COPD, thrombocytopenia, asthma, Alzheimer’s
• More than $500 million in potential R&D and milestone payments from existing deals
Ligand has one of the strongest, most diverse royalty partnership rosters in the small cap biotech universe

gsk GlaxoSmithKline

Schering-Plough

Pfizer

Bristol-Myers Squibb

Wyeth

Cephalon

King Pharmaceuticals

Celgene

LIGAND

7 Strong Partnerships

Multiple	Indication	Partner
AVINZA®	Chronic Pain	King Pharmaceuticals
PROMACTA™	ITP	GlaxoSmithKline
VIVIANT™ / APRELA ™	Osteoporosis	Wyeth
FABLYN®	Osteoporosis	Pfizer
PROMACTA™	Hep C, CLD	GlaxoSmithKline
	CIT, other	GlaxoSmithKline
PS433540	DARA / Cardiovascular	Unpartnered
SCH527123	COPD (CXCR2)	Schering-Plough
	Psoriasis	Schering-Plough
	Asthma	Schering-Plough
PS291822	Neutrophilic Asthma	Schering-Plough
BMS582949	Psoriasis (p38)	Bristol-Myers Squibb
	Atherosclerosis	Bristol-Myers Squibb
	Rheumatoid Arthritis	Bristol-Myers Squibb
SCH727965	Leukemia, NSCLC	Schering-Plough
LGD-4665	Thrombocytopenia	GlaxoSmithKline
PS386113	Inflammation	Schering-Plough
PS948115	Respiratory	Schering-Plough
PS248288	Metabolic Diseases	Schering-Plough
PS873266	Inflammation	Celgene
PS178990	Muscle Wasting (SARM)	Unpartnered
Erythropoietin (EPO)	Anemia	Unpartnered
SGRM	Inflammation & Cancer	Unpartnered
PS031291	Arthritis/MS (CCR1)	Unpartnered
BACE Inhibitor	Alzheimer's Disease	Schering-Plough

Stage of Development
Preclinical
Phase I
Phase II
Phase III
NDA
Marketed

LIGAND

8 Combined Product Pipeline

SERM Collaborations
&
• Bazedoxifene (VIVIANT) Monotherapy:
Received third FDA approvable letter for osteoporosis
in May 2008
• Expects to file complete response with FDA 1H09:
Submitted NDA for osteoporosis treatment in 3Q07
Submitted MAA for osteoporosis prevention &
treatment in 3Q07
• Bazedoxifene in Combination with Premarin CE (APRELA):
FDA Meeting in February 2008 discussed product
formulation, bioequivalence and clinical study
efforts to support the planned NDA filing.
NDA planned by 2H09

SERM Collaborations
• Lasofoxifene (FABLYN) for osteoporosis
treatment
• NDA pending approval; FDA issued Complete
Response Letter in January 2009
• FDA Panel had positive vote (9-3) on
September 8, 2008 that there is a population of
postmenopausal women with osteoporosis in
which the benefit of treatment with lasofoxifene
is likely to outweigh the risks.
• EU Drug Panel granted positive opinion for the
treatment of osteoporosis in postmenopausal
women at increased risk of fracture.
• Submitted for Fibromyalgia, Osteoporosis
Treatment in Europe in June 2008
&

Collaboration Highlights
&
• Collaboration began in November 1997
• Partnership resulted in lead and back-up
p38 kinase inhibitor compounds
• Anti-inflammatory therapeutics
Ongoing Clinical Trials:
• Phase II in rheumatoid arthritis
• Phase II in psoriasis
• Phase II in atherosclerosis
The Opportunity:
• Large, established target markets
• Data from up to three Phase II trials in 2009
• If successfully developed, Ligand estimates
product could be on market in 2013
p38 Kinase Inhibitors

&
• Collaboration began in October 1998
• Collaboration produced multiple drug
candidates
Clinical Trials:
• Phase II in COPD
• Phase II in asthma
• Phase II in psoriasis completed
The Opportunity:
• Large, established target markets
• Ongoing Phase II studies, expected completion
in 2009 (clinicaltrials.gov)
• If successfully developed, Ligand estimates
product could be on market in 2013
Chemokine Receptor CXCR2 Program
Collaboration Highlights

Collaboration Highlights
&
Other Research Program
Ongoing Clinical Trials:
• Enzyme inhibitor in Phase II for oncology
• Candidate for inflammatory diseases in Phase I
• Candidate for respiratory diseases in Phase I
Recent Event:
• BACE inhibitor for Alzheimer’s in development,
resulting in a milestone payment of $1 million

Collaboration Highlights
&
Organon Collaboration
• Collaboration began in February 2007 with
a five-year term
• $4 million per year in research funding
• Generation of lead compounds at targets
in multiple therapeutic areas selected by
Schering-Plough
• Success-based milestone payments and
up to double-digit royalties upon
commercialization

Collaboration Highlights
&
• Collaboration began March 2006
• Identify and advance molecules in chosen
therapeutic programs to development
stage
Milestone and Royalty:
• 6 compounds identified to date
• Success-based milestone payments and
up to double-digit royalties upon
commercialization
Broad Discovery Program

Collaboration Highlights
&
• Collaboration began in December 2006
$3 million per year in research funding
• Alliance based on development of JAK3
kinase inhibitors for systemic administration
for immunological and inflammatory
diseases
• Success-based milestone payments and
up to double-digit royalties upon
commercialization
Jak-3 Kinase

Collaboration Highlights
• Collaboration began in January 2003
• Research activities of the agreement completed
Ongoing Clinical Trial:
• Phase I in inflammation
c-Jun N-terminal Kinase Program
Broad Discovery
• Collaboration began in May 2006
• Drug discovery, development and commercial
alliance

Now Approved

PROMACTA®
(eltrombopag)
25mg, 50mg tablets

For medication access and resources for you and your patients, go to **www.PROMACTACARES.com** or call 1-877-9-PROMACTA (1-877-977-6622) to enroll.

Please see accompanying full Prescribing Information, including **BOXED WARNING**.

LIGAND®

PROMACTA™
(eltrombopag olamine)

gsk GlaxoSmithKline

LIGAND®

LIGAND®

• PROMACTA approved for treatment of
thrombocytopenia in patients with chronic immune ITP
in November 2008.
• LGD-4665 and other Ligand TPO molecules licensed to
GSK in December 2008
• Hepatitis C: Two Phase III trials were initiated in 4Q07,
Phase III in CLD, Phase II Hep C data published in the
NEJM
• CIT: Chemotherapy-induced thrombocytopenia Phase
II ongoing
• Sarcoma: Phase I trial ongoing
• Submitted MAA for the long-term treatment of ITP in
December 2008.
&
Collaboration Highlights

Thrombocytopenia - Causes of Disease
• Decreased production of platelets
Myelodysplastic syndrome
Hepatitis C
Cancer in the bone marrow (leukemia)
Aplastic anemia
• Increased destruction of platelets
Autoimmune, such as ITP
Sequestration in the spleen
• Drug-induced
Myelosuppression by chemotherapy regimens
Anti-virals in Hep C therapies
Thrombocytopenia is a condition in which there is an abnormally low level of platelets in the blood.
Regardless of the underlying cause, thrombocytopenia leads to decreased platelet counts, which puts patients at greater risk for bleeding and serious adverse events.

21

Medical Significance of Thrombocytopenia (US)
(Estimated markets)
Potential Treatable Patients
ITP ~60,000
Hepatitis C ~120,000
Chronic Liver Disease                                            ~400,000
Myelodysplastic syndrome ~20,000
Leukemia / lymphoma ~50,000
Chemotherapy induced thrombocytopenia ~140,000
Intensive care unit – acquired ~500,000
Bone marrow transplants ~50,000
Lupus ~100,000
Cirrhosis ~113,000
HIV/other ~600,000
~ 2 million platelet transfusions per year

Internal Programs R&D Program Highlights Dr. Martin Meglasson Vice President of Discovery Research R&D Program Highlights Dr. Martin Meglasson Vice President of Discovery Research

24 Program Highlights • Dual Acting Receptor Antagonist (DARA) • Chemokine Receptor (CXCR2 ) • p38 MAP Kinase • Chemokine Receptor (CCR1) • Selective Androgen Receptor Modulator (SARM)

• A potent, selective blocker of the angiotensin type 1 receptor (AT
1
) and
the endothelin A receptor (ET
A
)
• Combines the properties of two marketed product classes
– AT
1
and ET
A
mechanisms synergize to produce a greater effect
– Potential for better blood pressure control and kidney protection
• ET
A
receptor selectivity provides the desirable effects of endothelin blockade without ET
B
receptor side effects
• Many hypertensive patients are treated with 2 or more drugs – a drug with a dual mechanism reduces the risks of polypharmacy
PS-433540 Dual Acting Receptor Antagonist
First-in-class Dual Acting Angiotensin and
Endothelin Receptor Antagonist (DARA)

PS-433540 Dual Acting Receptor Antagonist Program
• A comprehensive dataset has been compiled
Clinical studies
– 7 Phase I studies in normal volunteers have been completed
– 2 Positive Phase II studies in hypertensive patients have shown statistically significant reductions in blood pressure
– Clinical studies include a head-to-head comparison with Avapro®
(irbesartan) and an angiotensin-challenge test
Chronic animal toxicity studies have been completed
• Next steps
– Ligand will seek a partner for full clinical development of PS-433540
– Given the profile of DARA, diabetic nephropathy is a promising potential market opportunity

Preliminary Results of Phase IIb Hypertension Study
*
P<0.01 vs placebo
#
P<0.05 vs irbesartan
PS433540
Placebo
N=59
200 mg
N=58
800 mg
N=28
400 mg
N=58
Irbesartan
N=58
*
*
*
#
9.3
31.5
36.2
51.9
61.5
0.0
25.0
50.0
75.0
%
*
Most Hypertensive Patients Achieve Blood Pressure Goal (< 140/90)
with Once-Daily PS-433540 for 12-weeks

Chemokine Receptor CXCR2 Antagonists for
Inflammatory  Lung Disease
Market Need:
COPD is the fourth leading cause of death in the U.S
12 million U.S. adults are reported to have COPD
• CXCR2 is the receptor for the inflammatory cytokine IL-8
• Neutrophilic inflammation and increased IL-8 production are present in chronic lung diseases, e.g., COPD and allergic asthma
• CXCR2 receptor antagonists blocks neutrophil recruitment to the lung
• CXCR2 antagonist has been shown to inhibit a neutrophil
chemotaxis marker in COPD patients
• Existing drugs provide limited long-term benefit in COPD – a
CXCR2 antagonists may address weaknesses in current
therapeutics
References: National Center for Health Statistics

• SCH-527123 / PS-291822 Program Status
Jointly discovered by Schering-Plough and Ligand
Clinical trials have been conducted in multiple inflammatory diseases
2 Phase II clinical trials in asthma are currently underway
Phase II study in smokers with moderate-to-severe COPD completed in 4Q08
• Currently only clinical-stage competitor is GSK in Phase I
Chemokine Receptor CXCR2 Blockers for Lung Disease
Reference: clinicaltrials.gov accessed Feb. 5, 2009

P38 MAP Kinase Inhibitors for Inflammatory Diseases
• P38 MAP kinase is highly expressed in leukocytes
• P38 is activated in monocytes by bacterial products causing the secretion of TNF and IL-1
• Proof-of-concept for P38 inhibitors has been established in rheumatoid arthritis and psoriasis by exploratory medicine studies
• Other inflammatory diseases may also be treated using P38 inhibitor,
e.g., inflammatory bowel disease, COPD, and asthma
• Early P38 inhibitors floundered in clinical trials due to liver transaminase elevations
• BMS / Ligand, GSK, Pfizer, and Vertex have a new generation of compounds in Phase II clinical trials

BMS-582949 / PS-540466 P38 Inhibitor
•
Jointly discovered by BMS and Ligand
•
Multiple Phase II studies ongoing in inflammatory diseases
Plaque psoriasis
Rheumatoid arthritis
Atherosclerosis
•
Phase I clinical results presented at 2008 ACR Annual Meeting showed BMS-582949 was well tolerated by normal volunteers
without liver function test abnormalities for up
to 28 days
•
Positive Phase IIa clinical results in RA patients concomitantly receiving methotrexate also presented at 2008 ACR meeting
References: American College of Rheumatology Annual Meeting 2008, posters #354-356

Chemokine Receptor CCR1 Antagonist Program Status
• CCR1 is the receptor on neutrophils and monocytes for the cytokines MIP-1 and
RANTES
• Multiple potential indications for CCR1 antagonists  – rheumatoid arthritis, psoriasis, asthma
• Ligand’s CCR1 antagonist PS-031291
Superior drug distribution properties
Insurmountable mechanism of receptor blockade
• Model studies in human whole blood indicate that long-term blockade of CCR1 can be achieved at low doses
• PS-031291 in preclinical development studies
• Available for out-licensing

Selective Androgen Receptor Modulator Program
• Androgens (e.g. testosterone) are steroids that play key roles in bone, skeletal muscle and libido
• Current androgenic drugs have disadvantages that significantly limit their use
Non-selective stimulation of all androgen receptors
Inconvenient formulations – injectable or topical
Available oral drugs have potential for hepatotoxicity
• Ligand’s lead SARMs
Tissue-selective for bone and muscle while sparing the prostate
Orally active
PS-178990 – Phase I
LGD-4033 and LGD-3303 – at advanced preclinical stage
• Target Indications: osteoporosis, frailty, hypogonadism,
sexual dysfunction, cachexia
Market Need:
Convenient, prostate-sparing androgen receptor modulator with activity in bone, muscle and CNS

Ligand’s Expanded SARM Portfolio
• PS-178990 added to Ligand’s SARM portfolio in Pharmacopeia transaction
• LGD-4033, LGD-3303, and PS-178990 are chemically differentiated
Broadens our I.P. estate with 3 distinct patent families
Reduces chemical risks to successful development
• PS-178990
Highly potent in animal models suggesting that only low doses will be needed to treat patients – provides great flexibility for drug delivery
Shows a robust safety margin between doses that stimulate bone and muscle and undesirable tissues, e.g., prostate
Phase I
• LGD-4033
2
nd
Generation SARM with much improved tissue selectivity
Has a novel SARM mechanism – full agonist activity on muscle and bone vs.
partial agonist activity on prostate and sebaceous glands
IND submitted

Why Own Ligand?
Great assets
- Two royalty streams, with one being PROMACTA approved Q4 2008
- Nine pharma deals, over 20 molecules in development with over a half billion dollars of potential milestones
- Powerful and proven drug discovery engine
Great track record
- Clear communication and transparency with investors
- Prolific drug discovery engine has produced multitudes of drug candidates
- Objectives communicated and major goals achieved
Strong management
- Staunch spending discipline
- Clarity on how to drive a business forward in this market environment
- Board’s decision-making focused on value creating opportunities